PERSONAL GUARANTY


         THIS PERSONAL GUARANTY (this "GUARANTY") is entered into this 18th day of March, 1998 by and among JOSEPH ALLWEIN, an individual having his principal place of business at 1700 East Grand Avenue, El Segundo, California 90245, DARLENE BAUER, an individual having a principal residence at
                       (Joseph Allwein and Darlene Bauer referred to herein each
----------------------
individually as a "GUARANTOR" and collectively as "GUARANTORS"), and DYNAMIC MATERIALS CORPORATION, a Delaware corporation ("LENDER"), having its principal place of business at 551 Aspen Ridge Drive, Lafayette, Colorado 80026.


                                    RECITALS

         A. Lender, Joseph Allwein and Spin Forge, LLC, a California limited liability company ("BORROWER") are parties to a certain Asset Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of an even date herewith, whereby Lender is acquiring certain assets from Borrower.

         B. As part of the transactions contemplated by the Purchase Agreement, Guarantors have requested Lender to make advances to Borrower in accordance with the terms of a certain Loan Agreement (the "LOAN AGREEMENT"), dated as of an even date herewith, by and between Borrower and Lender. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

         C. Joseph Allwein is President, manager and owner of a fifty percent (50%) membership interest in Borrower. Darlene Bauer is manager and owner of a fifty percent (50) membership interest in Borrower.

         D. Lender has conditioned its agreement to enter into the Loan Agreement upon Guarantors' execution and delivery of this Guaranty.

                                   AGREEMENT

         NOW, THEREFORE, in order to induce Lender to enter into the Loan Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. GUARANTY.

                  1.1 UNCONDITIONAL GUARANTY OF PAYMENT. Guarantors, jointly and severally, hereby irrevocably, absolutely and unconditionally guarantee to Lender the punctual and complete payment and performance when due (whether by stated maturity, acceleration or otherwise) of all indebtedness of Borrower to Lender created under the Loan Agreement, whether prior or subsequent to the date hereof (all such indebtedness being the "LIABILITIES"), together with the prompt payment of all expenses, including reasonable attorneys' fees, incidental to the collection of the Liabilities. The term "indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether recovery upon such indebtedness may be or hereafter become unenforceable. The Liabilities and all other obligations and covenants to be performed by Guarantors under this Guaranty shall hereinafter from time to time be collectively referred to as the "GUARANTY OBLIGATIONS." Guarantors, jointly and severally, hereby unconditionally and irrevocably agree that if the Borrower shall fail for any reason to pay to Lender any amount payable when due, Guarantors shall thereupon immediately pay to Lender the full amount then due. The obligations of Guarantors hereunder shall be absolute, unconditional and continuing so long as there shall remain any Liabilities due and payable, or to become due and payable, by Borrower to Lender.

                  1.2 EXPENSES. Guarantors, jointly and severally, hereby agree to pay all expenses incurred by Lender in connection with the enforcement of Lender's rights under this Guaranty including, without limitation, reasonable attorneys' fees and legal expenses.

         2. PAYMENTS. All payments to be made by Guarantors to Lender hereunder shall be paid in immediately available funds addressed to Lender at the address first set forth above.

         3. ABSOLUTE GUARANTY. Guarantors agree that the liability hereunder shall be the immediate, direct and primary obligation of Guarantors and shall not be contingent upon Lender's exercise or enforcement of any remedy that Lender may have against Borrower or any other Person, or against any collateral or any security for the Guaranty Obligations. Without limiting the generality of the foregoing, the Guaranty Obligations shall remain in full force and effect without regard to and shall not be impaired by, nor shall Guarantors be released, exonerated or discharged by, any of the following events:

                  (a) insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, assignment for the benefit of creditors, death, liquidation, winding up or dissolution of death of Borrower, Guarantors or any other guarantor of the Liabilities;

                  (b) any limitation, discharge or cessation of the liability of Borrower, Guarantors or any other guarantor for the Liabilities due to any statute, regulation or rule of law or any invalidity or unenforceability in whole or in part of the Loan Agreement or any other guaranty of the Liabilities;

                  (c) any merger, acquisition, consolidation or change in structure of Borrower or any other guarantor of the Liabilities; or any sale, lease, transfer or other


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


                           disposition of any or all of the assets or membership interests of Borrower, Guarantors or any other guarantor of the Liabilities;

                  (d) any assignment or other transfer, in whole or in part, of Lender's interests in and rights under the Loan Agreement and this Guaranty including, without limitation, Lender's right to receive payment of the Liabilities and the Guaranty Obligations;

                  (e) any claim, defense, counterclaim or setoff, other than that of prior performance, that Borrower, Guarantors or any other guarantor of the Liabilities may have or assert including, but not limited to, any defense of incapacity or lack of corporate or other authority to execute any documents relating to the Liabilities, the Guaranty Obligations or any other guaranty obligations;

                  (f) any cancellation, renunciation or surrender of any debt instrument evidencing the Liabilities;

                  (g) Lender's amendment, modification, renewal or extension of any documents or agreements relating to the Loan Agreement, the Liabilities, or the Guaranty Obligations;

                  (h) the exercise or nonexercise of any power, right or remedy with respect to the Liabilities or the Guaranty Obligations by Lender including, but not limited to, compromise, release, settlement or waiver with or of Borrower or Guarantors;

                  (i) Lender's vote, claim, distribution, election, acceptance, action or inaction in any bankruptcy case related to the Liabilities or the Guaranty Obligations; and

                  (j) any impairment or invalidity of any collateral securing the Guaranty Obligations or any failure to perfect any of Lender's liens thereon or security interests therein.

         4. REPRESENTATIONS AND WARRANTIES. Guarantors, jointly and severally, hereby represent and warrant to Lender that:

                  (a) Each Guarantor is legally competent to execute, deliver and perform this Guaranty,

                  (b) The execution, delivery and performance by Guarantors of this Guaranty does not require any authorization or approval or other action by, or any notice to or filing with, any governmental authority or any other party except such as have been obtained or made and do not, except as contemplated by the Loan Agreement or this Guaranty, result in the imposition or creation of any lien, security interest or other encumbrance.

                  (c) The execution, delivery and performance of this Guaranty will not violate any law or regulation, or any order or decree of any court or governmental instrumentality, will not conflict with or result in the breach of, or constitute a default under any indenture, mortgage, deed of trust, lease, agreement or other instrument to which either Guarantor is a party or by which either Guarantor or any of their property is bound, will not result in the creation or imposition of any Lien upon any of the property of either Guarantor and the same do not require the consent or approval of any governmental body, agency, authority or any other Person except those already obtained.

                  (d) This Guaranty constitutes the legal, valid and binding obligation of each of the Guarantors, enforceable in accordance with its terms, except as the enforceability thereof may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to ro affecting the rights of creditors generally.

                  (e) There is no action, suit or proceeding affecting either of the Guarantors pending or threatened before any court, arbitrator or governmental authority which may have an adverse effect on the ability of either of the Guarantors to perform its obligations under this Guaranty.

                  (f) The Guaranty Obligations are not subject to any offset or defense against Lender or Borrower of any kind.

                  (g) Each of the Guarantors covenant, warrant and represent to Lender that all representations and warranties contained in this Guaranty shall be true at the time of Guarantors' execution of this Guaranty and shall continue to be true until the Liabilities have been paid or otherwise satisfied in full.

         5. THE BORROWER. Each Guarantor acknowledges that its obligations hereunder will not be affected by (a) Lender's failure properly to create a security interest in any collateral, (b) Lender's failure to create or maintain a priority with respect to the security interest purported to be created in any collateral, or (c) any act or omission of Lender (whether negligent or otherwise) which adversely affects the value of any collateral or Lender's security interest therein or lien thereon or the priority of such security interest. Each Guarantor acknowledges that, to date, Lender has obtained no collateral or other security from the Borrower relating to the Liabilities except for Borrower's pledge of 50,000 shares of Lender's Common Stock owned by Borrower (subject to certain vesting restrictions as set forth in that certain Stock Agreement dated as of an even date herewith) according to the terms of that certain Stock Pledge Agreement dated as of an even date herewith.

         6. WAIVER. Each Guarantor hereby expressly waives (a) diligence, presentment, demand for payment, protest, benefit of any statute of limitations affecting Borrower's liability under the Loan Agreement or the enforcement of this Guaranty; (b) discharge due to any disability of Borrower; (c) any defenses of Borrower to obligations under the Loan Agreement not arising under the express terms of the Loan Agreement or from material breach thereof by Lender which under the law has the effect of discharging Borrower from the Liabilities as to which this Guaranty is sought to be enforced; (d) the benefit of any act or omission by Lender which directly or indirectly results in or aids the discharge of Borrower from any of the Liabilities by operation of law or otherwise; (e) all notices whatsoever, including, without limitation, notice of acceptance of this Guaranty and the incurring of the Liabilities; and (f) any requirement that Lender exhaust any right, power or remedy or proceed against Borrower or any other security for, or any other guarantor of, or any other party liable for, any of the Liabilities or any portion thereof. Each Guarantor specifically agrees that it shall not be necessary or required, and neither Guarantor shall be entitled to require, that Lender (i) file suit or proceed to assert or obtain a claim for personal judgment against Borrower, for the Liabilities; (ii) make any effort at collection or enforcement of Liabilities from the Borrower; (iii) foreclose against or seek to realize upon any collateral or any other security now or hereafter existing for the Liabilities;
(iv) file suit or proceed to obtain or assert a claim for personal judgment against Guarantor or any other guarantor or other party liable for the Liabilities; (v) make any effort at collection of the Liabilities from any such party; (vi) exercise or assert any other right or remedy to which Lender is or may be entitled in connection with the Liabilities or any security or guaranty relating thereto; or (vii) file any claim against assets of Borrower before or as a condition of enforcing the liability of either Guarantor under this Guaranty. Notwithstanding anything to the contrary set forth in this Section 6, Lender agrees that it shall not assert any demand or claim against Guarantors until it shall first have delivered to Borrower a written demand for payment in full of the outstanding Liabilities.

         No election to proceed in one form of action or against any party or on any obligation shall constitute a waiver of Lender's right to proceed in any other form of action or against either Guarantor or any other Person, or diminish the liability of either Guarantor, or affect the right of Lender to proceed against either Guarantor for any deficiency, except to the extent Lender realizes payment by such action, notwithstanding the effect of such action upon either Guarantor's rights of subrogation, reimbursement or indemnity, if any, against any Person.

         7. TOLLING OF STATUTE OF LIMITATIONS. Each Guarantor agrees that any payment or performance of any of the Liabilities or other acts which tolls any statute of limitations applicable to the Liabilities shall also toll the statute of limitations applicable to such Guarantor's liability under this Guaranty.

         8. CERTAIN RIGHTS. Lender may pursue its rights and remedies under this Guaranty against both Guarantors, jointly and severally, and shall be entitled to payment hereunder notwithstanding (a) any action taken by Lender to enforce any of its rights or remedies under any security agreement, stock pledge, deed of trust or other security document or guaranty or (b) any payment received under any security agreement, stock pledge, deed of trust or other security document or guaranty. In pursuing its rights under this Guaranty, Lender need not join either or both Guarantors in any suit against Borrower or join Borrower in any suit against either or both Guarantors.

         9. CONTINUING GUARANTY. This Guaranty shall be a continuing guaranty and shall remain in full force and effect until the Guaranty Obligations, whether already incurred or incurred hereafter, have been paid or otherwise satisfied in full. Any other guarantors of all or a portion of the Liabilities may be released without affecting the liability of Guarantors hereunder.

         10. SUBROGATION. Each Guarantor hereby waives any right of subrogation which such Guarantor has or may have as against Borrower with respect to such Guarantor's obligations to Lender hereunder. In addition, each Guarantor hereby waives any right to proceed against Borrower, now or hereafter, for contribution, indemnity, reimbursement, and any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, which the undersigned may now have or hereafter have as against Borrower with respect to such Guarantor's obligations to Lender hereunder. Each Guarantor also hereby waives any rights of recourse to or with respect to any asset of Borrower. The undersigned Guarantors agree that in light of the foregoing waivers, the execution of this Guaranty shall not be deemed to make the Guarantors "creditors" of Borrower, and that, for purposes of Sections 547 and 550 of the United States Bankruptcy Code, Guarantors shall not be deemed "creditors" of Borrower.

         11. REINSTATEMENT. This Guaranty shall remain in full force and effect and continue to be effective if at any time payment and performance of the Liabilities or any part thereof, whether by or on account of Borrower or Guarantors, is, pursuant to applicable law, avoided, rescinded or reduced in amount or must otherwise be restored or returned by any obligee of the Liabilities, including Lender, whether as a "voidable preference", "fraudulent conveyance" or otherwise, all as though such payment or performance had not been made. In the event that any payment or part thereof is avoided, rescinded, reduced, restored or returned, the Liabilities shall be reinstated and deemed reduced only by such amount paid and not so avoided, rescinded, reduced, restored or returned.

         12.      EVENTS OF DEFAULT.

                  12.1 EVENT OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "Event of Default":

                  (a) the occurrence of an Event of Default under or as defined in the Loan Agreement; or

                  (b) either Guarantor fails to perform or pay in full any of the Guaranty Obligations as and when due and payable under this Guaranty or when declared to be due and payable by Lender, whichever is earlier; or

                  (c) either Guarantor fails or neglects to perform, keep or observe any other term, provision, condition, covenant, warranty or representation contained in this Guaranty that is required to be performed, kept or observed by such Guarantor; provided, however, that if such condition is capable of being cured, such Event of Default shall cease to exist if such condition is cured to Lender's reasonable satisfaction before the expiration of ten (10) business days after Lender gives notice thereof to Guarantors; or

                  (d) any representation or warranty made by either Guarantor to Lender in this Guaranty or in any statement, report, financial statement or certificate delivered by either Guarantor to Lender is not true and correct or is misleading, in any material respect, when made or delivered; or

                  (e) the commencement by either Guarantor of a voluntary case under the federal bankruptcy laws as now constituted or hereafter amended or any other applicable federal or state bankruptcy, insolvency or similar law; or the consent by either Guarantor to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, agent or other similar official for such Guarantor for any substantial part of its properties; or the making by either Guarantor of any assignment for the benefit of creditors; or the taking of any action by or on behalf of either Guarantor in furtherance of any of the foregoing; or

                  (f) the filing of a petition with a court having jurisdiction over either Guarantor to commence an involuntary case for such Guarantor under the federal bankruptcy laws as now constituted or hereafter amended or any other applicable federal or state bankruptcy, insolvency or similar law, or the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, agent or other similar official for such Guarantor for any substantial part of its property; or any substantial part of either Guarantor's property is subject to any levy, execution, attachment, garnishment or temporary protective order and the failure to obtain the dismissal of such petition or appointment or the continuance of such decree or order unstayed and in effect for or within a period of sixty (60) days from the date of such filing, appointment or entry of such order of decree.

                  12.2 ACCELERATION OF THE LIABILITIES. Upon and after an Event of Default hereunder, then and in either such event all or any portion of the Guaranty Obligations may, at the option of

Lender and without demand, notice or legal process of any kind, be declared and immediately shall become due and payable.

         13. NO WAIVER; AMENDMENTS. No failure on the part of Lender to exercise, no delay in exercising and no course of dealing with respect to, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. This Guaranty may not be amended or modified except by written agreement among Guarantors and Lender and no consent or waiver hereunder shall be valid unless in writing and signed by Lender.

         14. BUSINESS DEBT. Each Guarantor hereby represents and agrees that none of the Liabilities of Borrower to Lender and none of the Guaranty Obligations is consumer debt or was or shall be incurred by Borrower or Guarantors respectively, primarily for personal, family or household purposes. Each Guarantor further agrees and represents that the Liabilities are and shall be incurred by Borrower and the Guaranty Obligations are and shall be incurred by Guarantors for business and commercial purposes only.

         15. NOTICE. Lender shall provide Guarantors with a copy of any notice of default to Borrower as provided under the Loan Agreement; provided, however, that the failure of Lender to provide such notice to Guarantors will not exonerate either Guarantor of any obligations under this Guaranty. Except as otherwise provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be delivered in person, with receipt acknowledged, or sent by telex, telecopy, facsimile or by Unites States mail as the case may be, registered or certified, return receipt requested, postage prepaid and addressed as follows:


If to Lender                 Dynamic Materials Corporation
                             551 Aspen Ridge Drive
                             Lafayette, Colorado 80026
                             Attn:  Richard Santa, Chief Financial Officer
                             Telephone:  303/604-3938
                             Fax:  303/604-1897

With a copy to:              Davis, Graham & Stubbs LLP
                             Suite 4700
                             370 Seventeenth Street
                             Denver, Colorado 80202
                             Attn:  David Bartlett, Esq.
                             Telephone:  303/892-9400
                             Fax:  303/892-7400



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


If to Guarantors:            Joseph Allwein and Darlene Bauer
                             1700 East Grand Avenue
                             El Segundo, California 90245
                             Telephone:  310-640-8099
                             Fax:  310-640-8599

With a copy to:              Wolf, Rifkin & Shapiro, LLP
                             11400 West Olympic Boulevard
                             Los Angeles, California 90064
                             Attn:  Richard Grant, Esq.
                             Telephone:  310-478-4100
                             Fax:  310-479-1422

Or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) business days after the same shall have been deposited in the United States mail.

         16. ENTIRE AGREEMENT. This Guaranty constitutes and contains the entire agreement of the parties and supersedes any and all prior and contemporaneous agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

         17. SEVERABILITY. If any provision of this Guaranty is held to be unenforceable for any reason, it shall be adjusted, if possible, rather than voided in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Guaranty shall be deemed valid and enforceable to the full extent possible.

         18. SUBORDINATION OF INDEBTEDNESS. Any indebtedness or other obligation of Borrower now or hereafter held by or owing to Guarantors is hereby subordinated in time and right of payment of all Liabilities of Borrower to Lender.

         19. GOVERNING LAW AND VENUE. This Guaranty shall be binding upon and inure to the benefit of Guarantors and Lender and their respective successors and assigns, except that neither Guarantor shall have the right to assign its rights or delegate its duties hereunder or otherwise assign any interest herein without the prior written consent of Lender. This Guaranty shall be governed by and construed in accordance with the laws of the State of Colorado, without regard to its choice-of or conflicts-of-laws, rules and venue for any action to enforce or interpret this Guaranty shall be in a court of competent jurisdiction located in the State of Colorado and each of the parties consents to the jurisdiction of such court in any such action or proceeding and waives any objection to venue laid therein.

         20. COUNTERPARTS. This Guaranty may be executed in any number of counterparts, each of which when so delivered shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

         21. DISCHARGE. This Guaranty shall terminate and the Guarantors shall be released and discharged from all liability under this Guaranty from the date on which all the Guaranty Obligations have been finally paid and satisfied to Lender in full.

         IN WITNESS WHEREOF, the parties have executed and delivered this Guaranty as of the date first written above.

                                     GUARANTORS:


                                      /s/Joseph Allwein
                                     ------------------------------------------
                                     Joseph Allwein


                                      /s/Darleen Bauer
                                     ------------------------------------------
                                     Darlene Bauer


                                     LENDER:

                                     DYNAMIC MATERIALS CORPORATION



                                     By: /s/Richard Santa
                                        ---------------------------------------
                                     Title: Vice President & CFO
                                           ------------------------------------





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